UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 4, 2015

Date of Report (Date of earliest event reported)

SALESFORCE.COM, INC.

(Exact name of Registrant as specified in charter)

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

The Landmark @ One Market, Suite 300

San Francisco CA 94105

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 901-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted below, on June 4, 2015, the stockholders of the Company approved an amendment to the Company’s 2013 Equity Incentive Plan to increase the number of shares authorized for grant by 37 million and an amendment to the Company’s 2004 Employee Stock Purchase Plan to increase the number of shares authorized for employee purchase by 7 million. The amended 2013 Equity Incentive Plan and the amended 2004 Employee Stock Purchase Plan are each described in more detail in the Company’s 2015 Proxy Statement, which was filed with the Securities and Exchange Commission on April 22, 2015. The foregoing descriptions and the summaries contained in the Company’s 2015 Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the amended 2013 Equity Incentive Plan and the amended 2004 Employee Stock Purchase Plan, which are attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2015 Annual Meeting of Stockholders on June 4, 2015 (the “Meeting”). The proposals considered at the Meeting are described in detail in the Company’s 2015 Proxy Statement. The following proposals were voted upon and the final voting results with respect to each such proposal are set forth below:

1. Elect the following eleven directors, to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified:

	For	Against	Abstain	Broker Non-Votes
Marc Benioff	553,886,526	11,865,962	3,074,854	42,024,331
Keith Block	562,393,199	4,329,260	2,104,883	42,024,331
Craig Conway	553,579,798	13,132,266	2,115,278	42,024,331
Alan Hassenfeld	558,793,423	7,921,950	2,111,969	42,024,331
Colin Powell	562,090,724	4,633,956	2,102,662	42,024,331
Sanford Robertson	557,910,240	7,956,752	2,960,350	42,024,331
John V. Roos	542,150,277	24,558,783	2,118,282	42,024,331
Lawrence Tomlinson	559,756,745	6,959,490	2,111,107	42,024,331
Robin Washington	563,278,031	3,439,264	2,110,047	42,024,331
Maynard Webb	555,909,416	10,805,620	2,112,306	42,024,331
Susan Wojcicki	566,188,461	537,194	2,101,687	42,024,331

2. Approve the amendment of the Company’s 2013 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
360,988,618	205,668,427	2,170,297	42,024,331

3. Approve the amendment of the Company’s 2004 Employee Stock Purchase Plan:

For	Against	Abstain	Broker Non-Votes
558,768,350	6,774,193	3,284,799	42,024,331

4. Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2016:

For	Against	Abstain	Broker Non-Votes
563,033,164	45,744,833	2,073,676	0

5. Approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s 2015 Proxy Statement:

For	Against	Abstain	Broker Non-Votes
298,217,092	268,190,709	2,419,541	42,024,331

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Amended and Restated 2013 Equity Incentive Plan and related forms of agreement

10.2	Amended and Restated 2004 Employee Stock Purchase Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2015	salesforce.com, inc.

	By:	/s/ Burke F. Norton
		Name:	Burke F. Norton
		Title:	Executive Vice President and Chief Legal Officer

Exhibit Index

Exhibit Number	Exhibit Title

10.1	Amended and Restated 2013 Equity Incentive Plan and related forms of agreements

10.2	Amended and Restated 2004 Employee Stock Purchase Plan